Commitments and contingencies	12 Months Ended
Dec. 31, 2025
Commitments and Contingencies Disclosure [Abstract]
Commitments and contingencies

18. Commitments and contingencies

The Company exercises considerable judgment in determining the exposure to risks and recognizing provisions or providing disclosure for contingent liabilities related to pending litigations or other outstanding claims and liabilities. Judgment is necessary in assessing the likelihood that a pending claim will succeed, or a liability will arise, and to quantify the possible range of the final settlement. Provisions are recorded for liabilities when losses are considered probable and can be reasonably estimated. Because of the inherent uncertainties in making such judgments, actual losses may be different from the originally estimated provision. Estimates are subject to change as new information becomes available, primarily with the support of internal specialists or outside consultants, such as actuaries or legal counsel. Adjustments to provisions may significantly affect future operating results.

The following table summarizes the Company’s obligations by contractual maturity at December 31, 2025:

	Payments by Period
(in Euros)		Less than a			More than
	Total	year	1 to 3 years	4 to 5 years	5 years
OSR office rent	€16,389	€16,389	€-	€-	€-
AGC manufacturing	€17,000	€17,000	€-	€-	€-
Insurance policies	€1,166	€1,166	€-	€-	€-
Total	€34,555	€34,555	€-	€-	€-

The commitments with OSR relate to the office rent agreement and the ARLA.

The commitments with AGC Biologics (“AGC”) relate to product manufacturing. Please see the following section, Legal Proceedings, for more information.

Insurance on operating leases is related to the non-lease insurance component of the Company’s auto lease agreement, which was entered into in February 2022 and subsequently terminated in February 2026 with the purchase of the car.

The Company has not included future milestone and royalty payments in the table above because the payment obligations under these agreements are contingent upon future events, such as the Company’s achievement of specified milestones or generating product sales, and the amount, timing, and likelihood of such payments are unknown and are not yet considered probable.

CMOs and CROs agreements

The Company enters into contracts in the normal course of business with CMOs, CROs, and other third parties for exploratory studies, manufacturing, clinical trials, testing, and services (shipments, travel logistics, etc.). These contracts do not contain minimum purchase commitments and, except as discussed below, are cancelable by the Company upon prior written notice. Payments due upon cancellation consist only of payments for services provided or expenses incurred, including non- cancelable obligations of the Company’s vendors or third-party service providers, up to the date of cancellation. These payments are not included in the table above as the amount and timing of such payments are not known.

OSR - San Raffaele Hospital

As part of the ARLA, the Company is obligated to carry out development activities using qualified and experienced professionals and a sufficient level of resources. In particular, consistent with the terms of the Original OSR License Agreement, the ARLA continues to require the Company to invest (a) at least €5,425,000 with respect to the development of the licensed products, and (b) at least €2,420,000 with respect to the manufacturing of such licensed products (subject to certain adjustments).

The Company incurred €2.8 million, €1.8 million and €2.5 million of expenses during the period ended December 31, 2025, 2024 and 2023 respectively. The cumulative expense to date is approximately €13.7 million, therefore, there is no residual commitment for the Company at December 31, 2025.

The Company has agreed to pay OSR royalties for four percent (4%) of the net sales of each licensed product. The royalty may be reduced upon the introduction of generic competition or patent stacking, but in no event would the royalty be less than half of what it would have otherwise been, but for the generic competition or patent stacking. The Company also agreed to pay OSR a royalty of the Company’s net sublicensing income for each licensed product and to pay OSR certain milestone payments upon the achievement of certain milestone events, such as the initiation of different phases of clinical trials of a licensed product, market authorization application (“MAA”) approval by a major market country, MAA approval in the United States, the first commercial sale of a licensed product in the United States and certain E.U. countries, and achievement of certain net sales levels.

No events have occurred or have been achieved (and none are considered probable) to trigger any contingent payments under the ARLA during the period ended December 31, 2025.

AGC Biologics

The AGC agreement is non-cancelable, except in the case of breach of contract, and includes a potential milestone of €0.3 million if a phase 3 study is approved by the relevant authority, as well as potential royalty fees between 0.5% and 1.0% depending on the volume of annual net sales of the first commercial and named patient sale of the product. In the AGC Agreement, the Company entrusts AGC with certain development activities that will allow the Company to carry out activities related to its clinical research and manufacturing. The AGC agreement also includes a technology transfer fee of €0.5 million related to the transfer of the manufacturing know-how and €1.0 million related to the marketability approval by regulatory authorities. The agreement is a “pay-as-you-go” type arrangement with all services expensed in the period the services were performed.

During 2024, the Company and AGC reached an agreement to renew the Master Service Agreement (MSA) originally signed in March 2019. Initially, the same agreement was temporarily extended until June 2025 to allow for a better definition of the scope and terms of the new MSA, which was signed with effect from December 24, 2024.

The new MSA was an open-ended agreement with no specific expiration date, as its term is tied to the completion of any service phase, or work statement (“WS”), starting with WS01.

The services provided by AGC included activities of manufacturing, testing, and release of Cell Therapy Drug Product using an Exclusive GMP Suite (“EGS”) and a dedicated team (“EGS Team”). The services are remunerated through monthly fees that primarily cover the costs of the suite and the dedicated team, in addition to direct production costs for materials and other accessories if applicable. AGC retains control over both the logistical and organizational aspects of the services, as well as the operational aspects related to the hiring, training, and coordination of personnel. AGC also remains solely responsible for fulfilling any remuneration and social security obligations toward its personnel.

WS01 included two main phases:

1.	An initial Ramp-Up Phase with an estimated duration of 6 months, starting on February 1, 2025 (start of activities) and ending on August 1, 2025.

2.	A Routine Phase, which began on the first day of the subsequent month after the completion of the Ramp-Up Phase (specifically, after the receipt of authorization from the Regulatory Agency (“AIFA”) to use the Exclusive Suite and the successful completion of the training of personnel assigned to the dedicated team).

The Company had the right to terminate this schedule or work statement by providing twelve (12) months’ prior written notice to AGC. However, such notice could not be issued before the sixth (6th) month anniversary of the Ramp-Up Phase commencement date (for clarity, the notice was not to be sent before August 1, 2025).

As a result of these contractual provisions, as of December 31, 2024, the Company had a commitment of approximately €3.5 million, and since the agreement was signed in December 2024, the commencement date of this agreement was February 2025. The Company is determining if the agreement qualifies as an operating lease under ASC 842.

On July 1, 2025, AGC and the Company signed the Second Amendment to their original MSA dated 2019, effective on June 30, 2025, to further extend the term of the original MSA, until September 30, 2025, including the possibility of further extension upon mutual written agreement.

On August 1, 2025, the Company issued a formal written notice of termination of Work Statement No. 01 dated December 24, 2024, pursuant to Section 4.1 of the MSA dated December 2024. This notice commenced the twelve-month prior notice period ending on July 31, 2026 (the “Termination Date”), during which AGC will continue to issue quarterly invoices in accordance with the MSA, and the Company will remain responsible for all payment obligations relating to the Exclusive GMP Suite (EGS) and the EGS Team, as specified in Section 3 of Schedule 1A of the Second Amendment to the MSA, until the Termination Date.

On August 27, 2025, the Company received formal notification from AGC, referencing Work Statement 1 dated December 24, 2024, confirming that the Ramp-up phase—which began on February 1, 2025—had been successfully completed. AGC stated that both contractual conditions had been met: the Authorization from AIFA to use the Exclusive Suite was received on July 3, 2025, and the training of the personnel assigned to the Dedicated Team had been finalized. Consequently, the Routine Phase commenced on September 1, 2025.

On September 24, 2025, the Company filed a civil action before the Court of Milan against AGC Biologics S.p.A., seeking a declaratory judgment of nullity and/or termination, with retroactive effect, of the Master Service Agreement and related amendments executed on December 24, 2024. The claim is based on the failure of an essential underlying assumption—the availability of a minimum number of patients required to initiate and sustain clinical production activities. As a result, the Company believes that the manufacturing agreement with AGC is no longer operative; however, the Company has proposed to continue working with AGC based on the availability of production slots, as in the previous agreement.

The proceedings are ongoing, the first hearing was on March 11, 2026, and the next hearing is scheduled for June 3, 2026. (See Note 19. Subsequent events for more details).

Office operating leases

On December 1, 2019, the Company began a six-year non-cancelable (and renewable for further six (6) years until December 1, 2031) lease agreement for office space with OSR. Withdrawal is allowed from the fourth year with a notice of 12 months. As of December 31, 2025, neither party had communicated any termination of the lease agreement, which is therefore considered renewed until December 2031. On February 5, 2026, the Company provided formal written notice of termination of the lease agreement and expressed its willingness to vacate the premises earlier than the contractual expiration date. As of the date of issuance of these financial statements, the Company is awaiting confirmation from OSR regarding the effective termination date and any related financial implications.

Since the annual rent amounts to approximately €16,000, at December 31, 2025, outstanding minimum payments amount to approximately €16,000.

Legal proceedings

AGC Biologics S.p.A

In September 2025, the Company filed a civil action before the Court of Milan against AGC Biologics S.p.A., seeking a declaratory judgment of nullity and/or termination, with retroactive effect, of the Master Service Agreement and related amendments executed on December 24, 2024. The claim is based on the failure of an essential underlying assumption - the availability of a minimum number of patients required to initiate and sustain clinical production activities. As a result, the Company believes that the manufacturing agreement with AGC is no longer operative; however, the Company has proposed to continue working with AGC based on the availability of production slots, as in the previous agreement.

AGC has asserted claims for alleged unpaid amounts arising under the Amendment and related services, including:

●	€1,554,484 claimed in initial proceedings; and

●	aggregate invoiced amounts of €2,402,385, including invoice no. 26VIT00003 dated January 29, 2026 for €847,901.

The parties additionally filed their respective third briefs pursuant to Article 171-ter of the Italian Code of Civil Procedure: AGC on February 25, 2026 (Third Brief – AGC v. Genenta), and the Company on February 27, 2026 (Memoria ex art. 171-ter, no. 3 c.p.c.).

In summary, through their respective third briefs, the parties have consolidated their opposing positions: AGC attributes responsibility for the failed patient enrollment to the Company and defends the full validity of the contract and its credit claim, while the Company challenges the very effectiveness of the contractual title, maintains the essential nature of the minimum patient presupposition, and asserts that any breach and resulting damages are attributable to AGC.

The proceedings are ongoing, the first hearing was on March 11, 2026, and the next hearing is scheduled for June 3, 2026. (See Note 19. Subsequent events for more details.)